                                                                    EXHIBIT 10.2

                       MANAGEMENT STOCK OPTION AGREEMENT
                       ---------------------------------

          MANAGEMENT STOCK OPTION AGREEMENT, dated as of March 31, 1997, between Riverwood Holding, Inc., a Delaware corporation (the "Company"), and Stephen Humphrey (the "Grantee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, to motivate key employees of the Company and the Subsidiaries by providing them an ownership interest in the Company, the Board of Directors of the Company (the "Board") has established the Riverwood Holding, Inc. Stock Incentive Plan, as the same may be amended from time to time (the "Plan"); and

          WHEREAS, on the date hereof, the Company, its indirect, wholly-owned subsidiary, Riverwood International Corporation, a Delaware corporation ("Riverwood"), and the Grantee have entered into an Employment Agreement (as the same may be amended from time to time, the "Employment Agreement"), providing for, among other things, the grant to the Grantee of the stock options described herein;

          WHEREAS, the Grantee and the Company desire to enter into an agreement to evidence and confirm the grant of such stock options on the terms and conditions set forth herein;

          NOW, THEREFORE, to evidence the stock options so granted, and to set forth the terms and conditions governing such stock options, the Company and the Grantee hereby agree as follows:

          1.  Certain Definitions.  As used in this Agreement, the following
              -------------------
     terms shall have the following meanings:

          (a)  "Acquisition" shall mean the series of transactions resulting in
                -----------
     the indirect acquisition of all of the issued and outstanding capital stock of Former Riverwood by the Company on March 27, 1996 pursuant to the Merger Agreement.

          (b)  "Affiliate" shall mean, with respect to any person, any other
                ---------
     person controlled by, controlling or under common control with such person.

          (c)  "Applicable Percentage" shall mean, with respect to an EBITDA
                ---------------------
     Target for any Fiscal Year, the portion of such EBITDA Target actually achieved by the Company and the Subsidiaries as of the end of such Fiscal Year, expressed as a percentage.

          (d)  "Board" shall mean the Board of Directors of the Company.
                -----

          (e)  "CD&R Fund" shall mean the Clayton, Dubilier & Rice Fund V
                ---------
     Limited Partnership, a Cayman Islands exempted limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

          (f)  "Cause" shall have the meaning assigned to such term in the
                -----
     Employment Agreement.

          (g)  "Change in Control" shall mean the first to occur of the
                -----------------
     following events after the date hereof:

               (i) the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act), other than the Company, the Subsidiaries, any employee benefit plan of the Company or the Subsidiaries, the CD&R Fund, any Investor or any Affiliate of the CD&R Fund or of an Investor, of 50% or more of the combined voting power of the Company's or Riverwood's then out standing voting securities;

               (ii) the merger or consolidation of the Company or Riverwood, as a result of which persons who were stockholders of the Company or Riverwood, as the case may be, immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

               (iii) the liquidation or dissolution of the Company or Riverwood other than a liquidation of Riverwood into the Company or into any Subsidiary; and

               (iv) the sale, transfer or other disposition of all or substantially all of the assets of the Company or Riverwood to one or more persons or en-tities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company, Riverwood, the CD&R Fund or any Investor.

          (h)  "Change in Control Price" shall mean the price per share of
                -----------------------
     Common Stock paid in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Board if any part of such price is payable other than in cash).

          (i)  "Common Stock" shall mean the Class A Common Stock, par value
                ------------
     $.01 per share, of the Company.

          (j)  "Company" shall have the meaning set forth in the introductory
                -------
     paragraph hereto.

          (k)  "Covered Options" shall have the meaning set forth in Section
                ---------------
     4(b) hereof.

          (l)  "Cumulative EBITDA Target"  shall mean the sum of the EBITDA
                ------------------------
     Targets for each of the fiscal years of the Company ending December 31, 1997, 1998, 1999, 2000 and 2001 or, in the case of a determination of the Cumulative EBITDA Target prior to December 31, 2001 pursuant to Section 3(b) or 9(b) hereof, the sum of such EBITDA Targets for each of the Fiscal Years ending prior to such date of determination and a pro rata portion of the EBITDA Target for the Fiscal Year which includes such date of determination, pro-rated through the end of the most recent calendar quarter ending on or prior to such date of determination, as the same may be adjusted from time to time in accordance with this Agreement.

          (m)  "Delay Period" shall have the meaning set forth in Section 10(c)
                ------------
     hereof.

          (n)  "Disability" shall have the meaning assigned to such term in the
                ----------
     Employment Agreement.

          (o)  "EBITDA" shall have the meaning assigned to such term in the
                ------
     Credit Agreement, dated as of March 21, 1996, as amended, among RIC Holding (as successor to Former Riverwood), the other borrowers party thereto, The Chase Manhattan Bank, as administrative agent, and the lenders party thereto from time to time, as such agreement may be further amended from time to time.

          (p)  "EBITDA Target" shall mean, with respect to the 1997 Fiscal Year,
                -------------
     EBITDA of $210 million and, with respect to each subsequent Fiscal Year, the EBITDA targeted for such Fiscal Year in the business plan of the Company and the Subsidiaries for such Fiscal Year approved by the Board; provided, however, that in the event the Company or any Subsidiary consummates a significant acquisition, disposition or other corporate transaction or series of transactions that, in the judgement of the Executive Committee of the Board, would reasonably be expected to impact the consolidated earnings of the Company and its subsidiaries, the EBITDA Target for the relevant fiscal years may be appropriately adjusted by the Board to reflect such transaction or series of transactions.

          (q)  "Employment Agreement" shall have the meaning set forth in the
                --------------------
     recitals hereto.

          (r)  "Exchange Act" shall mean the U.S. Securities Exchange Act of
                ------------
     1934, as amended.

          (s)  "Exercise Date" shall have the meaning set forth in Section 6
                -------------
     hereof.

          (t)  "Exercise Price" shall have the meaning set forth in Section 6
                --------------
     hereof.

          (u)  "Exercise Shares" shall have the meaning set forth in Section 6
                ---------------
     hereof.

          (v)  "Extraordinary Termination" shall mean a termination of the
                -------------------------
     Grantee's employment with the Company and the Subsidiaries by reason of the Grantee's death, Disability or Retirement.

          (w)  "Fair Market Value" shall mean, as of any date, the fair market
                -----------------
     value on such date of a share of Common Stock as determined in good faith by the Executive Committee of the Board. In making a determination of Fair Market Value, the Executive Committee shall give due consideration to such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company and the Subsidiaries in recent periods, the potential value of the Company and the Subsidiaries as a whole, the future prospects of the Company and the Subsidiaries and the industries in which they compete, the history and management of the

     Company and the Subsidiaries, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and the Subsidiaries and a valuation of the Common Stock, which shall be per formed, with respect Fiscal Year, beginning with the 1997 Fiscal Year, as promptly as practicable following the first business day of the subsequent Fiscal Year by an independent valuation firm chosen by the Executive Committee. Notwithstanding the foregoing, following a Public Offering, Fair Market Value shall mean the average of the high and low trading prices for a share of Common Stock on the primary national exchange (including NASDAQ) on which the Common Stock is then traded on the trading day immediately preceding the date as of which such Fair Market Value is determined. The determination of Fair Market Value will not give effect to any restrictions on transfer of the shares of Common Stock or the fact that such Common Stock would represent a minority interest in the Company.

          (x)   "Fiscal Year" shall mean a fiscal year of the Company ending
                 -----------
     December 31.

          (y)   "First Purchase Period" shall have the meaning set forth in
                 ---------------------
     Section 5(c)(i) hereof.

          (z)   "Financing Agreements" shall have the meaning set forth in
                 --------------------
     Section 10(a) hereof.

          (aa)  "Fiscal Year" shall mean a fiscal year of the Company ending
                 -----------
     December 31.

          (bb)  "Former Riverwood"  shall mean the Delaware corporation known as
                 ----------------
     "Riverwood International Corporation" prior to the Acquisition, which was merged into RIC Holding in connection with the Acquisition.

          (cc)  "Good Reason" shall have the meaning assigned to such term in
                 -----------
     the Employment Agreement.

          (dd)  "Grant Date" shall mean the date hereof, which is the date on
                 ----------
     which the Options are granted to the Grantee.

          (ee)  "Grantee" shall have the meaning set forth in the introductory
                 -------
     paragraph hereto.

          (ff)  "Installment" shall mean Performance Options with respect to
                 -----------
     7,500 shares.

          (gg)  "Investors" shall mean each of the investors who purchased
                 ---------
     shares of Common Stock or shares of Class B Common Stock of the Company concurrently with the consummation of the merger contemplated by the Merger Agreement, and their "specified affiliates", within the meaning of the Stockholders Agreement of the Company, as amended from time to time.

          (hh)  "Management Stock Subscription Agreement" shall mean the
                 ---------------------------------------
     management stock subscription agreement to be entered into by the Company and the Grantee in connection with the Grantee's exercise of any of the Options and purchase of the Shares subject to any such Options pursuant to
     Section 6 hereof.

          (ii)  "Merger Agreement" shall mean the Agreement and Plan of Merger,
                 ----------------
     dated as of October 25, 1995, by and among RIC Holding, its wholly owned subsidiary, CDRO Acquisition Corporation, a Delaware corporation, and Prior Riverwood.

          (jj)  "New Employer" shall mean the Grantee's employer, or the parent
                 ------------
     or a subsidiary of such employer, immediately following a Change in Control.

          (kk)  "Normal Termination Date" shall mean the tenth anniversary of
                 -----------------------
     the date hereof.

          (ll)  "Option Price" shall mean, with respect to an Option, the
                 ------------
     exercise price under such Option determined in accordance with Section 2(b) hereof, except as provided otherwise in Section 3(b)(iii).

          (mm)  "Options" shall mean, collectively, the Performance Options and
                 -------
     the Service Options granted to the Grantee hereby.

          (nn)  "Performance Options" shall mean those Options that are subject
                 -------------------
     to the provisions of Section 3(b) hereof providing for the vesting of such Options on the basis of the financial performance of the Company and the Subsidiaries and/or the continued employment of the Grantee. Performance Options have been granted to the Grantee pursuant to this Agreement with respect to 112,500 Shares.

          (oo)  "Plan" shall have the meaning set forth in the recitals hereto.
                 ----

          (pp)  "Public Offering" shall mean the first day as of which sales of
                 ---------------
     Common Stock are made to the public in the United States pursuant to an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing.

          (qq)  "Registration and Participation Agreement" shall have the
                ----------------------------------------
     meaning set forth in Section 7(f) hereof.

          (rr)  "Retirement" shall mean the Grantee's retirement from employment
                 ---------
     with the Company and the Subsidiaries at or after age 65.

          (ss)  "RIC Holding" shall mean RIC Holding, Inc., a Delaware
                 -----------
     corporation and wholly owned subsidiary of the Company.

          (tt)  "Riverwood" shall have the meaning set forth in the recitals
                 ---------
     hereto.

          (uu)  "Rule 144" shall mean Rule 144 promulgated under the Securities
                 --------
     Act.

          (vv)  "Second Purchase Period" shall have the meaning set forth in
                 ----------------------
     Section 5(c)(i) hereof.

          (ww)  "Securities Act" shall mean the U.S. Securities Act of 1933, as
                 --------------
     amended.

          (xx)  "Service Options" shall mean those Options that are subject to
                 ---------------
     the provisions of Section 3(a) hereof providing for the vesting of such Option on the basis of the Grantee's completion of service. Service Options have been granted to the Grantee pursuant to this Agreement with respect to 112,500 Shares.

          (yy)  "Shares" shall mean the shares of Common Stock subject to the
                 ------
     Options.

          (zz)  "Subsidiary" shall mean any corporation or other person, a
                 ----------
     majority of whose outstanding voting securities or other equity interests are owned, directly or indirectly, by the Company.

          2.  Grant of Options.
              ----------------

          (a)  Confirmation of Grant.  The Company hereby evidences and confirms
               ---------------------
its grant to the Grantee, effective as of the date hereof, of (i) Service
                                                               -
Options to purchase 112,500 Shares and (ii) Performance Options to purchase
                                        --
112,500 Shares. The Options are not intended to be incentive stock options under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Options granted hereunder are subject to, the terms and conditions of the Plan. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern.

          (b)  Option Price.  The Service Options and the Performance Options
               ------------
shall each be divided into three equal tranches, each such tranche covering 37,500 Shares and, subject to section 3(b) below, having a per share exercise price for the Shares covered thereby determined in accordance with the following schedule:

                                   Number of
                                 Shares Covered
           Number of Shares         by Each         Per
           Covered By Each        Tranche of       Share
          Tranche of Service      Performance     Exercise
              Options               Options        Price
          37,500 Shares           37,500 Shares        $100
          37,500 Shares           37,500 Shares        $ 75
          37,500 Shares           37,500 Shares        $ 50


          3.  Exercisability.
              --------------

          (a)  Service Options.  Except as otherwise provided in this Agreement
               ---------------
and subject to the continuous employment of the Grantee with the Company or one or more of the Subsidiaries until the applicable vesting date, each tranche of Service Options shall become vested and exercisable in five annual installments, on each of the first five anniversaries of the Grant Date, at the rate of 10%, 20%, 30%, 20% and 20%, respectively; provided that, if, on or prior to the fifth
                                     --------
anniversary of the Grant Date, (x) the Grantee's employment is terminated by
                                -
reason of an Extraordinary Termination or (y)(i)the CD&R Fund and, if
                                           -  -
applicable, its Affiliates effect a sale or other disposition of all of the Common Stock then held by the CD&R Fund and its Affiliates to one or more persons other than any person who is a general or limited partner or Affiliate of the CD&R Fund and (ii) thereafter, the Grantee's employment is terminated by
                      --
the Company other than for Cause or by the Grantee for Good Reason, all Service Options held by the Grantee as of the effective date of such Extraordinary Termination or termination under the foregoing clause (y)(ii), whichever is applicable, shall become immediately 100% vested and exercisable.

          (b)   Performance Options.  Except as otherwise provided in this
                -------------------
Agreement and subject to the continuous employment of the Grantee with the Company or one or more of the Subsidiaries until the applicable vesting date as follows:

          (i) the Applicable Percentage of an Installment of each tranche of Performance Options shall become vested and exercisable on each of the first five anniversaries of the Grant Date, provided in the case of any such Installment that the Executive Committee of the Board determines that Company has achieved at least 75% of the EBITDA Target for the Fiscal Year ending immediately prior to such anniversary date;

          (ii) 100% of any Performance Options that, as of the fifth anniversary of the Grant Date, have not become vested and exercisable in accordance with the preceding clause (i) shall become vested and exercisable as of the date of such fifth anniversary if the Executive Committee of the Board determines that Company has achieved 100% of the Cumulative EBITDA Target for the five Fiscal Years ending December 31, 2001; and

          (iii) if any Performance Options have not become vested and exercisable in accordance with either of the preceding clauses (i) or (ii) as of the fifth anniversary of the Grant Date, (x) as of the date of such fifth anniversary, and as of each anniversary of the Grant Date occurring thereafter, the Option Price for any Performance Options that have not become vested and exercisable in accordance with this clause (iii) as of such date, shall increase by 10% and (y) the lesser of (A) 100% of each
                                                             -
     tranche of such unvested Performance Options and (B) Performance Options
                                                       -
     covering 7,500 Shares of each tranche of such unvested

     Performance Options shall become vested and exercisable as of each of the sixth through ninth anniversaries of the Grant Date if the Executive Committee of the Board determines that Company has achieved at least 100% of the EBITDA Target for the Fiscal Year ending immediately prior to such anniversary date;

provided that if, on or prior to the fifth anniversary of the Grant Date, (x)
--------                                                                   -
the Grantee's employment is terminated by reason of an Extraordinary Termination or (y)(i) the CD&R Fund and, if applicable, its Affiliates effect a sale or
    -  -
other disposition of all of the Common Stock then held by the CD&R Fund and its Affiliates to one or more persons other than any person who is a general or limited partner or Affiliate of the CD&R Fund and (ii) thereafter, the Grantee's
                                                   --
employment is terminated by the Company other than for Cause or by the Grantee for Good Reason, then the excess of (x) a proportionate share of each tranche of
                                     -
Performance Options, over (y) the number of Performance Options of such tranche
                           -
that have previously become vested pursuant to Section 3(b)(i) shall vest and become exercisable as of such date of termination. Such proportionate share of each tranche of Performance Options that shall become vested and exercisable shall equal the product of (i) the percentage obtained by dividing (x) the
                            -                                       -
cumulative EBITDA actually achieved by the Company during the period commencing on January 1, 1997 and ending on the last day of the most recent calendar quarter ending on or prior to the effective date of the Extraordinary Termination or other termination, whichever is applicable, as determined by the Executive Committee of the Board, by (y) the Cumulative EBITDA Target,
                                      -
multiplied by (ii) the total number of Shares initially subject to such tranche
               --
of Performance Options. Any Performance Options held by the Grantee as of the date of an Extraordinary Termination or other termination, whichever is applicable, that have not become vested and exercisable on or prior to such date of termination in accordance with this Section 3(b) shall terminate and be cancelled immediately on such date.

          Notwithstanding the foregoing provisions of this paragraph (b), 100% of the Performance Options shall become vested and exercisable nine years and six months following the Grant Date regardless of whether any EBITDA Target has been achieved, subject to the continuous employment of the Grantee with the Company or one or more of the Subsidiaries until such date.

          (c)  Conditions.  The Board, in its sole discretion, may accelerate
               ----------
the vesting or exercisability of any Option, all Options or any class of Options, at any time and from time to time. Shares eligible for purchase may, subject to the provisions hereof, thereafter be purchased, at any time and from time to time on or after such anniversary until the date one day prior to the date on which the Options terminate, provided that any such purchase shall be effected pursuant to and subject to Sections 5 and 6 hereof and the provisions contained in the Management Stock Subscription Agreement related to the purchase of such Shares.

          4.  Termination of Options.
              ----------------------

          (a)  Normal Termination Date.  Unless an earlier termination date
               -----------------------
shall occur as specified in subsection (b), the Options shall terminate and be cancelled on the Normal Termination Date.

          (b)  Early Termination.  If the Grantee's employment is voluntarily or
               -----------------
involuntarily terminated for any reason, any Options held by the Grantee that have not become vested and exercisable on or before the effective date of such termination shall terminate and be cancelled immediately upon such termination of employment. Subject to the provisions of Section 5(c), all Options held by the Grantee on the date of such termination that shall have become vested and exercisable on or before the effective date of such termination (such Options, the Covered Options") shall remain exercisable for whichever of the following periods is applicable, and if not exercised within such period, shall terminate and be cancelled upon the expiration of such period: (i) if the Grantee's
                                                      -
employment is terminated by reason of an Extraordinary Termination, the Covered Options shall remain exercisable solely until the first to occur of (A) the one
                                                                     -
year anniversary of the Grantee's termination of employment or (B) the Normal
                                                                -
Termination Date and (ii) if the Grantee's employment is terminated for any
                      --
reason other than (x) an Extraordinary Termination or (y) for Cause, the Covered
                   -                                   -
Options shall remain exercisable for a period of 60 days after the earliest to occur of (x) the expiration of the Second Purchase Period (as defined in
          -
Section 5(c)(i) hereof), (y) the receipt by the Grantee of written notice that
                          -
the CD&R Fund does not intend to exercise its right to purchase the Covered Options pursuant to Section 5(c)(i) and (z) the Normal Termination Date.
                                         -
Notwithstanding anything else contained in this Agreement, if the Grantee's employment is terminated for Cause, all Options (whether or not then exercisable) shall terminate and be cancelled immediately upon such termination. Nothing in this Agreement shall be deemed to confer on the Grantee any right to continue in the employ of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such employment at any time.

          5.  Restrictions on Exercise; Non-Transferability of Options;
              ---------------------------------------------------------
Repurchase of Options.
---------------------

          (a)  Restrictions on Exercise.  The Options may be exercised only with
               ------------------------
respect to full shares of Common Stock. No fractional shares of Common Stock shall be issued. Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part, and no certificates representing Shares shall be delivered, (i) (A) unless all requisite approvals
                                         -   -
and consents of any govern mental authority of any kind having jurisdiction over the exercise of the Options shall have been secured, (B) unless the
                                                           -
purchase of the Shares upon the exercise of the Options shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the Shares shall have been registered under such laws, and (C) unless all applicable U.S. federal, state and local and
                      -
non-U.S. tax withholding requirements shall have been satisfied or (ii) if such
                                                                    --
exercise would result in a violation of the terms or provisions of or a default or an event of default under any of the Financing Agreements. The Company shall use commercially reasonable efforts to obtain the consents and approvals referred to in clause (i)(A) of the preceding sentence and to obtain the consent of the parties to the Financing Agreements referred to in clause (ii) of the preceding sentence so as to permit the Options to be exercised.

          (b)  Non-Transferability of Options.  Except as contemplated by
               ------------------------------
Section 5(c), the Options may be exercised only by the Grantee or by the Grantee's estate. Except as contemplated by Section 5(c), the Option is not assignable or transferable, in whole or in part, and it may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Grantee upon the Grantee's death, provided that the deceased Grantee's beneficiary or the representative of
       --------
the Grantee's estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Grantee.

          (c)  Purchase of Options on Termination of Employment.
               ------------------------------------------------

          (i)  Termination of Employment.  If the Grantee's employment is
               -------------------------
     terminated for any reason other than for Cause, the Company shall have an option to purchase all or any portion of the Covered Options and shall have 30 days from the date of the Grantee's termination of employment (such 30-day period being hereinafter referred to as the "First Purchase Period") during which to give notice in writing to the Grantee (or, if the Grantee's employment was terminated by the Grantee's death, the Grantee's estate) of its election to exercise or not to exercise such right to purchase the Covered Options. The Company hereby undertakes to use reasonable efforts to act as promptly as practicable following such termination to make such election. If the Company (i) fails to give notice that it intends to
                                -
     exercise its right to purchase the Covered Options within the First Purchase Period, or (ii) chooses to purchase none or only a portion of the
                          --
     Covered Options, by giving such notice, the CD&R Fund shall have the right to purchase all or any portion of the Covered Options not purchased by the Company, and shall have until the expiration of the earlier of (x) 30 days
                                                                     -
     following the end of the First Purchase Period, or (y) 30 days from the
                                                         -
     date of receipt by the CD&R Fund of written notice that the Company does not intend to exercise its right with respect to all of the Covered Options (such 30-day period being hereinafter referred to as the "Second Purchase Period"), to give notice in writing to the Grantee (or the Grantee's estate) of the CD&R Fund's exercise of its right to purchase all or any portion of such Covered Options. If the rights of the Company and the CD&R Fund to purchase all of the Covered Options granted in this subsection are not fully exercised as provided herein other than as a result of any deferral of the payment of the Purchase Price therefor pursuant to Section 10 hereof, the Grantee (or the Grantee's estate) shall be entitled to retain any Covered Options not so purchased, subject to all of the provisions of this Agreement (including, without limitation, Sec tion 4(b)).

         (ii)  Purchase Price, etc.  All purchases pursuant to this Section 5(c)
               -------------------
     by the Company or the CD&R Fund shall be for a purchase price and effected in the manner prescribed by Sections 5(f), (g) and (h).

          (d)  Notice of Termination.  The Company shall give written notice of
               ---------------------
any termination of the Grantee's employment to the CD&R Fund, except that if such termination (if other than as a result of death) is by the Grantee, the Grantee shall give written notice of such termination to the Company and the Company shall give written notice of such termination to the CD&R Fund.

          (e)  Public Offering.  In the event that a Public Offering has been
               ---------------
consummated, neither the Company nor the CD&R Fund shall have any rights to purchase the Covered Options pursuant to Section 5(c).

          (f)  Purchase Price.  Subject to Section 10(c) hereof, the purchase
               --------------
price to be paid to the Grantee (or the Grantee's estate) for the Covered Options purchased pursuant to Section 5(c) shall be equal to the excess, if any, of (i) the Fair Market Value, as of the effective date of the termination of
    -
employment that gives rise to the right of the Company and the CD&R Fund to, of the Shares which may be purchased upon exercise of such Covered Options over

(ii) the aggregate Option Price of such Covered Options.
 --

          (g)  Payment.  The completion of a purchase pursuant to this Section 5
               -------
shall take place at the principal office of the Company on the tenth business day following the receipt by the Grantee (or the Grantee's estate) of the CD&R Fund's or the Company's notice of its exercise of the right to purchase the Covered Options pur suant to Section 5(c). Subject to Section 10 hereof, the purchase price shall be paid by delivery to the Grantee (or the Grantee's estate) of a check for the purchase price payable to the order of the Grantee (or the Grantee's estate), against delivery of such instruments as the Company may reasonably request, signed by the Grantee (or the Grantee's estate), free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature.

          (h)  Application of the Purchase Price to Certain Loans.  The Grantee
               --------------------------------------------------
agrees that the Company and the CD&R Fund shall be entitled to apply any amounts to be paid by the Company or the CD&R Fund, as the case may be, to pur-chase the Covered Options pursuant to this Section 5 to discharge any indebtedness of the Grantee to the Company or any Subsidiary, or indebtedness that is guaranteed by the Company or any Subsidiary, including, but not limited to, any indebtedness of the Grantee incurred to purchase any shares of Common Stock.

          (i)  Withholding.  Whenever Shares are to be issued pursuant to the
               -----------
Options, the Company may require the recipient of the Shares to remit to the Company an amount sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements as a condition to the issuance of such Shares. In the event any cash is paid to the Grantee or the Grantee's estate or beneficiary pursuant to this Section 5, the Company shall have the right to withhold an amount from such payment sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding requirements. If shares of Common Stock are traded on a national securities exchange or bid and ask prices for shares of Common Stock are quoted on the NASDAQ, the Company may, if requested by the Grantee, withhold Shares to satisfy the minimum applicable withholding requirements, subject to the provisions of the Plan and any rules adopted by the Board regarding compliance with applicable law, including, but not limited to, Section 16(b) of the Exchange Act.

          6.   Manner of Exercise.  To the extent that any outstanding Options
               ------------------
shall have become and remain vested and exercisable as provided in Sections 3 and 4 and subject to such reasonable administrative regulations as the Board may have adopted, such Options may be exercised, in whole or in part, by notice to the Secretary of the Company in writing given on the date as of which the Grantee will so exercise the Options (the "Exercise Date"), specifying the number of whole Shares with respect to which the Options are being exercised (the "Exercise Shares"), subject to the execution by the Company and the Grantee of a Management Stock Subscription Agreement substantially in the form attached to the Plan as Exhibit A ("Management Stock Subscription Agreement"), or in such other form as may be agreed upon by the Company and the Grantee, such Management Stock Subscription Agreement to contain (unless a Public Offering shall have occurred prior to the Exercise Date) provisions corresponding to Section 5(c) hereof, and the delivery to the Company by the Grantee, on or within five days following the Exercise Date, in accordance with the Management Stock Subscription Agreement, full payment for the Exercise Shares in United States dollars in cash, or cash equivalents satisfactory to the Company, and in an amount equal to the product of the number of Exercise Shares, multiplied by the aggregate Option Price for such Exercise Shares (such amount, the "Exercise Price"). Upon execution by the Company and the Grantee of the Management Stock Subscription Agreement and delivery to the Company by the Grantee of the Exercise Price, the Company shall deliver to the Grantee a certificate or certificates representing the Exercise Shares, registered in the name of the Grantee and bearing appropriate legends as provided in Section 7(b) hereof. If, as of the Exercise Date, shares of Common Stock are traded on a U.S. national securities exchange or bid and ask prices for shares of Common Stock are quoted over NASDAQ, the Grantee may, in lieu of tendering cash, tender shares of Common Stock that have been owned by the Grantee for at least six months, having an aggregate Fair Market Value on the Exercise Date equal to the Exercise Price or may deliver a combination of cash and such shares of Common Stock having an aggregate Fair Market Value equal to the difference between the Exercise Price and the amount of such cash as payment of the Exercise Price, subject to such rules and regulations as may be adopted by the Board to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise, (ii) to determine
                                 -                              --
whether registration is then required under the Securities Act and (iii) to
                                                                    ---
comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

          7.   Grantee's Representations, Warranties and Covenants.
               ---------------------------------------------------

          (a)  Investment Intention.  The Grantee represents and warrants that
               --------------------
the Options have been, and any Exercise Shares will be, acquired by the Grantee solely for the Grantee's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Grantee agrees that the Grantee will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of all or any of the Options or any of the Exercise Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any of the Options or any of the Exercise Shares), except in compliance with the Securities Act and the rules and regulations of the Commission thereunder, and in compliance with applicable state securities or "blue sky" laws and non-U.S. securities laws. The Grantee further understands, acknowledges and agrees that none of the Exercise Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of the related Management Stock Subscription Agreement shall have been complied with or have expired.

          (b)  Legends.  The Grantee acknowledges that any certificate
               -------
representing the Exercise Shares shall bear an appropriate legend, which will include, without limitation, the following language:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF _______, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO CERTAIN OF THE BENEFITS OF AND ARE BOUND BY CERTAIN OF THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MARCH 27, 1996, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE OR NON-U.S. SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION
                                                        -   -
          IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE
                                               -
          DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE
                       -
          COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH
                                                                   --
          DISPOSITION IS

          PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE AND NON-U.S. SECURITIES LAWS OR AN EXEMPTION THEREFROM."

          (c)  Securities Law Matters.  The Grantee acknowledges receipt of
               ----------------------
advice from the Company that (i) the Exercise Shares have not been registered
                              -
under the Securities Act or qualified under any state securities or "blue sky" or non-U.S. securities laws, (ii) it is not anticipated that there will be any
                              --
public market for the Exercise Shares, (iii) the Exercise Shares must be held
                                        ---
indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise Shares unless the Exercise Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) while the Company is currently obligated under
                            --
its Financing Agreements to file periodic reports with the Commission and, accordingly, Rule 144 may be presently available with respect to sales of securities of the Company, the Company has made no covenant to the Grantee to continue to make Rule 144 available, (v) when and if the Exercise Shares may be
                                      -
disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) the Company does not plan to file reports with the Commission or
            --
make public information concerning the Company available unless required to do so by law or the terms of its Financing Agreements, (vii) if the exemption
                                                     ---
afforded by Rule 144 is not available, sales of the Exercise Shares may be difficult to effect because of the absence of public information concerning the Company, (viii) a restrictive legend in the form heretofore set forth shall be
          ----
placed on the certificates representing the Exercise Shares and (ix) a notation
                                                                 --
shall be made in the appropriate records of the Company indicating that the Exercise Shares are subject to restrictions on transfer set forth in this Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Exercise Shares.

          (d)  Compliance with Rule 144.  If any of the Exercise Shares are to
               ------------------------
be disposed of in accordance with Rule 144, the Grantee shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

          (e)  Ability to Bear Risk.  The Grantee covenants that the Grantee
               --------------------
will not exercise all or any of the Options unless (i) the financial situation
                                                    -
of the Grantee is such that the Grantee can afford to bear the economic risk of holding the Exercise Shares for an indefinite period and (ii) the Grantee can
                                                          --
afford to suffer the complete loss of the Grantee's investment in the Exercise Shares.

          (f)  Registration; Restrictions on Sale upon Public Offering.  The
               --------------------------------------------------------
Grantee acknowledges and agrees that in respect of any Exercise Shares purchased upon exercise of all or any of the Options, the Grantee shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of March 27, 1996, among the Company and certain stockholders of the Company, as the same may be amended, modified or supplemented from time to time (the "Registration and Participation Agreement"), to the extent set forth therein. The Grantee agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Grantee will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such public offering), including but not limited to, pursuant to Rule 144 or Rule 144A under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement. The Grantee further understands and acknowledges that any sale, transfer or other disposition of the Exercise Shares by him following a public offering will be subject to compliance with, and may be limited under, the federal securities laws and/or state "blue sky" and/or non-U.S. securities laws.

          (g)  Section 83(b) Election.  The Grantee agrees that, within 20 days
               ----------------------
of any Exercise Date that occurs prior to a Public Offering, the Grantee shall give notice to the Company in the event the Grantee has made or intends to make an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Exercise Shares purchased on such date, and acknowledges that the Grantee will be solely responsible for any and all tax liabilities payable by the Grantee in connection with the Grantee's exercise of any Options or receipt of any Exercise Shares or attributable to the Grantee's making or failing to make such an election.

          8.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to the Grantee
that (a) the Company has been duly incorporated and is an existing corporation
      -
in good standing under the laws of the State of Delaware, (b) this Agreement has
                                                           -
been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms and (c) the Exercise Shares, when issued,
                                          -
delivered and paid for, upon exercise of the Options in accordance with the terms hereof and the Management Stock Subscription Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, the Management Stock Subscription Agreement or otherwise in connection with the transactions contemplated hereby.

          9.   Change in Control.
               -----------------

          (a)  Service Options and Vested Performance Options.  Subject to
               ----------------------------------------------
Section 9(d), in the event of a Change in Control prior to the fifth anniversary of the Grant Date, (i) each then outstanding Service Option (regardless of
                    -
whether such Service Option is at such time otherwise exercisable), (ii) each
                                                                     --
then outstanding Performance Option that shall have become vested and exercisable in accordance with Section 3(b) hereof prior to the Change in Control, if any, and (iii) an additional one fifth of each tranche of the
                      ---
Performance Options shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of (i) the product of the Change in Control
                                        -
Price multiplied by the aggregate number of Shares covered by all such Options,
(ii) over the aggregate Option Price for all such Options.
 --

          (b)  Performance Options.  Subject to Section 9(d), in the event of a
               -------------------
Change of Control prior to the fifth anniversary of the Grant Date and prior to the date as of which any of the Performance Options shall have become vested and exercisable in accordance with Section 3(b)(i) hereof, a proportionate share (determined in accordance with the immediately succeeding sentence) of each tranche of then outstanding Performance Options shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of (i) the
                                                                    -
product of the Change in Control Price multiplied by the number of Shares covered by such canceled proportionate share of such tranche of Performance Options (ii) over the aggregate Option Price for such canceled proportionate
         --
share of such tranche of Performance Options. The proportionate share of each tranche of the Performance Options that shall be so canceled shall be equal to the product of (A) the percentage obtained by dividing (x) the cumulative
                   -                                       -
EBITDA actually achieved by the Company during the period commencing on January 1, 1997 and ending on the last date of the Fiscal Year ending immediately preceding the effective date of the Change in Control by (y) the Cumulative
                                                          -
EBITDA Target multiplied by (B) the total number of Shares initially subject to
                             -
such tranche of the Performance Options.

          (c)  Timing of Option Cancellation Payments; Discretionary
               -----------------------------------------------------
Acceleration.  Notwithstanding the provisions of the preceding paragraphs (a)
------------
and (b), the Board (as constituted immediately prior to the Change in Control) may determine, in its discretion, to accelerate the exercisability or cause the cancellation and payment, calculated as provided in Section 9(a), in respect of all or any additional portion of the Performance Options. The cash payments described in paragraphs (a) and (b) above shall be payable in full, as soon as reasonably practicable, but in no event later than, 30 days following the Change in Control.

          (d)  Alternative Options.  Notwithstanding Sections 9(a), 9(b) and 9
               -------------------
(c) hereof, no cash settlement or other payment shall be made with respect to any Option in the event that the transaction constituting the Change in Control is accounted for using the "pooling of interest" method of accounting. In such event, the portion of each Option then held by the Grantee that, but for the provisions of this paragraph (d), would have been settled for cash pursuant to paragraphs (a) or (b) of this Section 9 in connection with the Change in Control, shall become fully vested immediately prior to the consummation of such transaction and the Grantee shall have the right, subject to compliance with all applicable securities laws, to (i) exercise such portion of the Options in
                                -
connection with the Change in Control or (ii) provided such opportunity is made
                                          --
available by the New Employer, exchange such portion of the Options for fully exercisable options to purchase common stock of the New Employer having substantially equivalent economic value to the Options being exchanged therefor (determined at the time of the Change in Control).

          10.  Certain Restrictions on Repurchases
               -----------------------------------

          (a)  Financing Agreements, etc.  Notwithstanding any other provision
               -------------------------
of this Agreement, the Company shall not be obligated or permitted to pay the purchase price for any Covered Options that the Company may elect to purchase from the Grantee pursuant to Section 5(c) if (i) the payment of such purchase price
                                         -
would result in a violation of the terms or provisions of, or result in a default or an event of default under, (A) the Credit Agreement, dated as of
                                       -
March 21, 1996 (the "Credit Agreement"), among Riverwood, the other borrowers
                     ----------------
party thereto, The Chase Manhattan Bank, as administrative agent, and the lenders party thereto from time to time, (B) the Equipment Packaging Machinery
                                          -
Credit Agreement, dated as of March 21, 1996 (the "PMC Agreement"), among Riverwood International Machinery, Inc., The Chase Manhattan Bank, as administrative agent, and the lenders party thereto from time to time, (C) the
                                                                        -
Indenture, dated as of March 27, 1996, as supplemented, among Riverwood, as issuer, the Company and RIC Holding, Inc., as guarantors, and Fleet National Bank of Connecticut, as trustee (the "Senior Note Indenture"), (D) the
                                                                -
Indenture, dated as of March 27, 1996, as supplemented, among Riverwood, as issuer, the Company and RIC Holding, as guarantors, and Fleet National Bank of Massachusetts, as trustee (together with the Senior Note Indenture, the "Indentures"), or (E) any other guarantee, financing or security agreement or
                   -
document entered into (I) by Former Riverwood or any of its subsidiaries prior
                       -
to the Acquisition that remains outstanding in any part on or after the Acquisition, (II) by the Company or any Subsidiary in connection with the
              --
Acquisition, or the financing of the Acquisition, or (III) otherwise from time
                                                      ---
to time in connection with the operations of the Company or the Subsidiaries (the Credit Agreement, the Indentures and such other agreements and documents, as each may be amended, modified or supplemented from time to time, are referred to herein as the "Financing Agreements"), in each case as the same may be
                  --------------------
amended,modified or supplemented from time to time, (ii) the payment of such
                                                     --
purchase price would violate any of the terms or provisions of the Certificate of Incorporation of the Company or (iii) the Company has no funds legally
                                    ---
available therefor under the General Corporation Law of the State of Delaware.

          (b)  Delay of Purchase.  In the event that the payment of the purchase
               -----------------
price for any Covered Options by the Company otherwise permitted under Section 5(c) is prevented solely by the terms of Section 10(a), (i) the payment of such
                                                         -
purchase price will be postponed and will be made without the application of further conditions or impediments (other than as set forth in Section 5 hereof or in this Section 10) at the first opportunity thereafter when the Company has funds legally available therefor and when the payment of such purchase price will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation of the Company and (ii) the Grantee's right to receive payment of such purchase
                 --
price shall rank against other similar rights with respect to shares of Common Stock or options in respect thereof according to priority in time of the effective date of the event giving rise to any such right, provided that any
                                                           --------
such right as to which a common date determines priority shall be of equal priority and shall share pro rata in any purchase payments made pursuant to clause (i) above.

          (c)  Purchase Price Adjustment.  In the event that the payment of the
               -------------------------
purchase price for any Covered Options from the Grantee is delayed pursuant to this Section 10, the purchase price for such Covered Options when the purchase price is eventually paid as contemplated by Section 10(b) shall be the sum of
(a) the purchase price of such Covered Options determined in accordance with
 -
Section 5(f) at the time that the purchase would have been paid but for the operation of this Section 10, plus (b) an amount equal to interest on such
                                    -
purchase price for the period from the date on which the purchase price would have been paid but for the operation of this Section 10 to the date on which such purchase price is actually paid (the "Delay Period"), at an annual rate of interest equal to the weighted average cost of the Company's bank indebtedness outstanding during the Delay Period.

          11.  No Rights as Stockholder.  The Grantee shall have no voting or
               ------------------------
other rights as a stockholder of the Company with respect to any Shares covered by the Options until the exercise of the Options and the issuance of a certificate or certificates to the Grantee for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

          12.  Capital Adjustments.  The number and price of the Shares covered
               -------------------
by the Options shall be proportionately adjusted to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. Subject to any required action by the stock holders of the Company and Section 9 hereof, in any merger, consolidation, reorganization, exchange of shares, liquidation or dissolution, the Options shall pertain to the securities and other property, if any, that a holder of the number of shares of Common Stock covered by the Options would have been entitled to receive in connection with such event.

          13.  Miscellaneous.
               -------------

          (a)  Notices.  All notices and other communications required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, the CD&R Fund or the Grantee, as the case may be, at the following addresses or to such other address as the Company, the CD&R Fund or the Grantee, as the case may be, shall specify by notice to the others:

          (i)  if to the Company, to it at:

               Riverwood Holding, Inc.
               Suite 1200
               1105 North Market Street
               P.O. Box 8985
               Wilmington, Delaware  19899
               Attention:  General Counsel
               ---------

         (ii) if to the Grantee, to the Grantee at the address set forth on the signature page hereof.

        (iii)  if to the CD&R Fund, to:

               Clayton, Dubilier & Rice Fund V
                    Limited Partnership
               Foulkstone Plaza, Suite 102
               1403 Foulk Road
               Wilmington, Delaware 19803
               Attention:  Joseph L. Rice, III
               ---------

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof, provided that the party giving such notice or communication
                 --------
shall have attempted to telephone the party or parties to which notice is being given during regular business hours on or before the day such notice or communication is being sent, to advise such party or parties that such notice is being sent. Copies of any notice or other communication given under this Agreement shall also be given to:

          Clayton, Dubilier & Rice, Inc.
          375 Park Avenue
          New York, New York  10152
          Attention:  Kevin J. Conway
          ---------

          and

          Debevoise & Plimpton
          875 Third Avenue
          New York, New York  10022
          Attention:  Franci J. Blassberg, Esq.
          ---------

The CD&R Fund also shall be given a copy of any notice or other communication between the Grantee and the Company under this Agreement at its address as set forth above.

          (b)  Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as provided in Section 5, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  Waiver; Amendment.
               -----------------

          (i)  Waiver.  Any party hereto or beneficiary hereof may by written
               ------
     notice to the other parties (A) extend the time for the performance of any
                                  -
     of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of
                 -
     the other parties contained in this Agreement and (C) waive or modify
                                                        -
     performance of any of the obligations of the other parties under this Agreement, provided that any waiver of the provisions of Section 5 must be
                --------
     consented to in writing by the CD&R Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

         (ii)  Amendment.  This Agreement may not be amended, modified or
               ---------
     supplemented orally, but only by a written instrument executed by the Grantee and the Company, and (in the case of any amendment, modification or supplement that adversely affects the rights of the CD&R Fund hereunder) consented to by the CD&R Fund in writing. The parties hereto acknowledge that the Company's consent to an amendment or modification of this Agreement may be subject to the terms and provisions of the Financing Agreements.

          (d)  Assignability.  Neither this Agreement nor any right, remedy,
               -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Grantee without the prior written consent of the other parties and the CD&R Fund. The CD&R Fund may assign from time to time all or any portion of its rights under Section 5 to one or more persons or other entities designated by it.

          (e)  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               --------------
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

          (f)  Section and Other Headings, etc.  The section and other headings
               -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          (h)  Delegation by the Board.  All of the powers, duties and
               -----------------------
responsibilities of the Board specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

          IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

                         RIVERWOOD HOLDING, INC.


                         By: /s/ B. Charles Ames
                            ------------------------------
                            Name: B. Charles Ames
                            Title: chief executive officer


                         THE GRANTEE:



                         By: /s/ Stephen Humphrey
                            ------------------------------
                            Stephen Humphrey


                         Address of the Grantee:

                         3350 Cumberland Circle
                         Suite 1400
                         Atlanta, Georgia  30339

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